Exhibit 10.2

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Investment Management Trust Agreement (this “Agreement”) is made effective as of [●], 2026 by and between MAMMON OMICRON ACQUISITION CORP, a Cayman Islands exempted company (the “Company”), and Efficiency INC., a Delaware corporation (the “Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, (File No. 333–291896) (the “Registration Statement”) and prospectus (the “Prospectus”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one-eighth (1/8) of one right (the “Rights”), with whole right entitling the holder thereof to purchase one Ordinary Share upon consummation of the Company’s initial business combination (such initial business combination hereinafter referred to as the “Business Combination”, and such initial public offering hereinafter referred to as the “Offering”), has been declared effective as of the date hereof by the U.S. Securities and Exchange Commission;

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Chardan Capital Markets, LLC, as underwriter (the “Underwriter”);

WHEREAS, as described in the Registration Statement, $60,000,000 of the gross proceeds of the Offering and sale of the Private Placement Units (each as defined in the Underwriting Agreement) (or $69,000,000 if the Underwriter’s over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a segregated trust account located at all times in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Ordinary Shares included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon) is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to up to $2,100,000 or up to $2,415,000 if the Underwriter’s over-allotment option is exercised in full, is attributable to deferred underwriting discounts and commissions that will be payable by the Company to the Underwriter upon the consummation of the Business Combination (as defined below) (such discounts and commissions, the “Deferred Discount”); and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1. Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in the Trust Account established by the Trustee in the United States at JP Morgan Chase Bank, N.A. or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more and/or at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) Promptly upon receipt of written instruction of the Company, (i) invest and reinvest the Property, initially solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, (ii) hold the Property as uninvested cash or (iii) hold the Property in an interest or non-interest bearing bank demand deposit account at a US chartered commercial bank with consolidated asset of $100 billion or more selected by the Trustee that is satisfactory to the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while the account funds are uninvested awaiting the Company’s instructions hereunder; and while invested or uninvested, the Trustee may earn bank credits or other consideration;

(d) Collect and receive, when due, all interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Promptly notify the Company and the Underwriter of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account or in connection with the preparation of the Company’s financial statements or completion of the audit of the Company’s financial statements by the Company’s auditors;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h) Render to the Company monthly written statements of the activities of, and amounts in, the Trust Account reflecting all receipts and disbursements of the Trust Account;

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, or Chairperson of the board of directors of the Company (the “Board”) or other director or authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Underwriter solely for the purpose of confirming the amount held in the Trust Account in aggregate and on a per share basis, which acknowledgment shall not be unreasonably withheld., and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of permitted withdrawals (as defined in the Registration Statement)), and, in the case of Exhibit B, less up to $100,000 of interest to pay liquidation and dissolution expenses, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 18 months after the closing of the Offering (or such earlier date as the Board may approve); and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as may be amended from time to time (the “Memorandum and Articles”) (such period, the “Completion Window”); if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of permitted withdrawals (as defined in the Registration Statement)) and up to $100,000 of interest to pay liquidation and dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;

(j) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Tax Payment Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any income tax obligation owed by the Company, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority, so long as there is no reduction in the principal amount per share initially deposited in the Trust Account, plus any additional amounts required to be deposited for an extension of the last date to complete a Business Combination as a condition of any extension of such date approved by the Company’s shareholders; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;

(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), and acknowledged and agreed to by the Underwriter solely for the purpose of confirming the amount held in the Trust Account in aggregate and on a per share basis, which acknowledgment shall not be unreasonably withheld, the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with (i) a shareholder vote to approve an amendment to the Memorandum and Articles not for the purposes of approving, or in conjunction with the consummation of, a Business Combination (as defined below) (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with an initial Business Combination, to allow redemption in connection with a Going-Dark, or to redeem one hundred per cent (100%) of the Public Shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity, or (ii) a Going-Dark. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;

Going-Dark. A “Going‑Dark” shall be deemed to occur if, prior to the consummation of a Business Combination, the Public Shares are, for any reason, no longer listed or quoted for trading on Nasdaq and are not immediately listed or quoted for trading on another national securities exchange or on OTCQX, OTCQB or OTCID (or any successor market thereto) (a “Going‑Dark Event”), and such Going‑Dark Event is not cured prior to the expiration of the Going‑Dark Cure Period..

Going-Dark Cure Period. Upon the occurrence of a Delisting Event, the Sponsor shall have a period of thirty (30) calendar days (the “Delisting Cure Period”) to cure such Delisting Event by taking all commercially reasonable actions necessary to re‑establish the listing and trading of the Public Shares on Nasdaq or another national securities exchange, or the quotation of the Public Shares on OTCQX, OTCQB or OTCID (or any successor market thereto).

(l) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit E (a “Working Capital Withdrawal Instruction”), the Trustee shall withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to fund working capital requirements (a “Working Capital Withdrawal”), which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment; provided, however, that to the extent there is not sufficient cash in the Trust Account to fund such Working Capital Withdrawal, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account); provided, further, that in no event shall the aggregate amount of Working Capital Withdrawals as of any date exceed the lesser of $500,000 or five percent (5%) of the amount of annual interest earned on the funds held in the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request; and

(m) Not make any withdrawals or distributions from the Trust Account other than pursuant to Sections 1(i), 1(j), and 1(k) above.

2. Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing, signed by the Chairperson of the Board, Chief Executive Officer, Chief Financial Officer, or other director or authorized officer of the Company. In addition, except with respect to its duties under Sections 1(i), 1(j) and 1(k) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Subject to Section 4 hereof, hold the Trustee harmless and indemnify the Trustee from and against any and all reasonable and documented expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 2(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim; provided that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which such consent shall not be unreasonably withheld, conditioned, or delayed; provided, further that the Company may conduct and manage the defense against any Indemnified Claim if the Trustee does not promptly take reasonable steps to mount such a defense. The Company may participate in such action with its own counsel;

(c) Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees unless and until it is distributed to the Company pursuant to Sections 1(i) through 1(k) hereof. The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the Offering. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 2(c), Schedule A and as may be provided in Section 2(b) hereof;

(d) In connection with any vote of the Company’s shareholders regarding a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (the “Business Combination”), provide to the Trustee an affidavit or certificate of the inspector of elections for the general meeting verifying the vote of such shareholders regarding such Business Combination;

(e) Provide the Underwriter with a copy of any Termination Letter(s) and/or any other correspondence that is sent to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after it issues the same;

(f) Unless otherwise agreed between the Company and the Underwriter, ensure that any Instruction Letter (as defined in Exhibit A) delivered in connection with a Termination Letter in the form of Exhibit A expressly provides that the Deferred Discount is paid directly to the account or accounts directed by the Underwriter prior to any transfer of funds held in the Trust Account to the Company or any other person;

(g) Instruct the Trustee to make only those distributions that are permitted under this Agreement, and refrain from instructing the Trustee to make any distributions that are not permitted under this Agreement; and

(h) Within four (4) business days after the Underwriter’s exercise the over-allotment option (or any unexercised portion thereof) or such over-allotment option expires, provide the Trustee with a notice in writing of the total amount of the Deferred Discount.

3. Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a) Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b) Take any action with respect to the Property, other than as directed in Section 1 hereof, and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s gross negligence, fraud or willful misconduct;

(c) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d) Refund any depreciation in principal of any Property;

(e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee, signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g) Verify the accuracy of the information contained in the Registration Statement;

(h) Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(i) File information returns with respect to the Trust Account with any local, state or federal taxing authority or provide periodic written statements to the Company documenting the taxes payable by the Company, if any, relating to any interest income earned on the Property;

(j) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to any income generated by, and activities relating to, the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company, including, but not limited to, tax obligations, except pursuant to Section 1(j) hereof; or

(k) Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Sections 1(i), 1(j) or 1(k) hereof.

4. Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 2(b) or Section 2(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

5. Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b) At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

(c) If the Offering is not consummated within ten (10) business days of the date of this Agreement, or such later date agreed by the Company and the Trustee, any funds received by the Trustee from the Company, Mammon Cherry Limited, (“Sponsor”), or the Underwriter, for purposes of funding the Trust Account shall be promptly returned to the Company or Sponsor or the Underwriter, as applicable.

6. Miscellaneous.

(a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including, account names, account numbers and all other identifying information relating to a Beneficiary, Beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the funds.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(j) and 1(k) hereof (which sections may not be modified, amended or deleted unless such modification, amendment or deletion is approved by the affirmative vote of a majority of the Ordinary Shares, par value $0.0001 per share, of the Company which are represented by in person or by proxy and are voted at a general meeting of the Company, voting together as a single class; provided that no such amendment will affect any Public Shareholder who has properly elected to redeem his, her or its Ordinary Shares in connection with a shareholder vote to approve an amendment to this Agreement (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem one hundred per cent (100%) of the Public Shares if the Company has not consummated a Business Combination within the Completion Window or (B) with respect to any other material provisions relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity) this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto. Notwithstanding anything contained herein, any amendment or modification to this Agreement must be consented to in writing by the Underwriter.

(d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile or email transmission:

if to the Trustee, to:

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

if to the Company, to:

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

Attn: Jingjing Wu

Email: spaccorp@mammongp.com

in each case, with copies to:

Pillsbury Winthrop Shaw Pittman LLP

Suite 3001, 30th Floor

Jing An Kerry Center, Tower 2

1539 Nanjing Road West, Shanghai 200041

The People’s Republic of China

Tel: +86 21-6137-7980

Attn: Jia Yan, Esq.

and

Lucosky Brookman LLP

101 Wood Avenue South, 5th Floor

Woodbridge, NJ 08830

Tel. No.: (732) 395-4400

Attn: Joseph M. Lucosky, Esq.

and

Chardan Capital Markets, LLC

1 Penn Plaza, Suite 4800

New York, NY 10119

Tel: (646)-465-9015

Attn: George Kaufman

Email: gkaufman@chardan.com

(f) Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g) This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h) Each of the Company and the Trustee hereby acknowledges and agrees that the Underwriter is a third party beneficiary of this Agreement.

(i) Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder to any other person or entity without the prior written consent of the other.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

Efficiency INC. as Trustee

By:
Name:	Carol Nguyen
Title:	Chief Executive Officer

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial set-up fee	Initial closing of Offering by wire transfer.	$	Prevailing rates
Trustee administration fee	Payable annually. First year fee payable at initial closing of Offering by wire transfer; thereafter, payable by wire transfer or check.	$	Prevailing rates
Transaction processing fee for disbursements to Company under Sections 1(i), 1(j) and 1(k)	Billed to Company following disbursement made to Company under Section 1.	$
Paying Agent services as required pursuant to Sections 1(i) and 1(k)	Billed to Company upon delivery of service pursuant to Sections 1(i) and 1(k).

Sch. A-1

Exhibit A

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

[Insert date]

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

Re:	Trust Account—Termination Letter

Dear Ms. Nguyen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between MAMMON OMICRON ACQUISITION CORP (the “Company”) and Efficiency INC. (the “Trustee”), dated as of [●], 202[●] (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [●] (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least seventy-two (72) hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all of the assets of the Trust Account and to transfer the proceeds into the trust operating account in the United States at J.P. Morgan Chase Bank, N.A. to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by the Underwriter with respect to the Deferred Discount). It is acknowledged and agreed that while the funds are on deposit in the trust operating account at J.P. Morgan Chase Bank, N.A. awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”), (ii) the Company shall deliver to you (a) a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, which verifies that the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held and (b) a joint written instruction signed by the Company and the Underwriter with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to Public Shareholders who have properly exercised their redemption rights and payment of the Deferred Discount directly to the account or accounts directed by the Underwriter from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following the Consummation Date as set forth in such written instructions as soon thereafter as possible.

A-1

Very truly yours,

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

Agreed and acknowledged by:

Chardan Capital Markets, LLC

By:
Name:
Title:

A-2

Exhibit B

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

[Insert date]

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

Re:	Trust Account—Termination Letter

Dear Ms. Nguyen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between MAMMON OMICRON ACQUISITION CORP (the “Company”) and Efficiency INC. (the “Trustee”), dated as of [●], 2026 (the “Trust Agreement”), this is to advise you that [the Company has been unable to effect a business combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of association, as may be amended from time to time (the “Memorandum and Articles”)] OR [the Company’s board of directors has determined to terminate the period in which the Company must consummate a Business Combination on ____, 20___ pursuant to the Company’s amended and restated memorandum and articles of association, as may be amended from time to time (the “Memorandum and Articles”)] as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into the trust operating account in the United States at J.P. Morgan Chase Bank, N.A. to await distribution to the Public Shareholders, less taxes payable and up to $100,000 to cover dissolution and liquidation expenses of the Company. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such amount for dissolution and liquidation expenses of $_____ promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

The Company has selected [●], 20[  ]1 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours,

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

cc:	Chardan Capital Markets, LLC

[1]	24 months after the closing date of the Offering, such earlier date as the Company’s board of directors may approve, or such later date as the Company’s shareholders may approve.

B-1

Exhibit C

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

[Insert date]

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

Re:	Trust Account—Tax Payment Withdrawal Instruction

Dear Ms. Nguyen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between MAMMON OMICRON ACQUISITION CORP (the “Company”) and Efficiency INC. (the “Trustee”), dated as of [●], 202[●] (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[●] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay for the tax obligations as set forth on the attached tax return or tax statement. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

cc:	Chardan Capital Markets, LLC

C-1

Exhibit D

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

[Insert date]

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

Re:	Trust Account—Shareholder Redemption Withdrawal Instruction

Dear Ms. Nguyen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between MAMMON OMICRON ACQUISITION CORP (the “Company”) and Efficiency INC. (the “Trustee”), dated as of [●], 202[●] (the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Shareholders of the Company $[●] of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Public Shareholders who have requested redemption of their Ordinary Shares. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its Public Shareholders who have properly elected to have their Ordinary Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association, as may be amended from time to time (the “Memorandum and Articles”) not for the purposes of approving, or in conjunction with the consummation of, a Business Combination (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with an initial Business Combination or to redeem one hundred per cent (100%) of the Public Shares if the Company has not consummated a Business Combination within the Completion Window or (B) with respect to any other material provisions relating to the rights of holders of Ordinary Shares or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.

Very truly yours,

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

Agreed and acknowledged by:

Chardan Capital Markets, LLC

By:
Name:
Title:

D-1

Exhibit E

MAMMON OMICRON ACQUISITION CORP
6226 EI Camino Del Norte, #1930

Rancho Santa Fe, CA92067

[Insert date]

Efficiency INC.

2440 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Attn: Carol Nguyen

Email: carol@useefficiency.com

Re:	Trust Account—Working Capital Withdrawal Instruction

Dear Ms. Nguyen:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between MAMMON OMICRON ACQUISITION CORP (the “Company”) and Efficiency INC. (the “Trustee”), dated as of [●], 202[●] (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[●] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to fund its working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

MAMMON OMICRON ACQUISITION CORP

By:
Name:	Jingjing Wu
Title:	Chief Executive Officer and Chairperson of Board

cc:	Chardan Capital Markets, LLC

E-1